UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ----------------------
                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                     September 5, 2001 (August 29,2001)



                          COMMISSION FILE NUMBER 1-9670
                          -----------------------------

                             PLM INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                                           94-3041257
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)            Identification No.)

120 MONTGOMERY STREET
SUITE 1350, SAN FRANCISCO, CA                           94104
(Address of principal executive offices)           (Zip Code)




        Registrant's telephone number, including area code (415) 445-3201
        -----------------------------------------------------------------

ITEM  4.        CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

On August 29, 2001, PLM International, Inc. (the Company) engaged Deloitte & Touche LLP, or D&T, as the Company's principal independent auditors. On August 30, 2001, we dismissed KPMG LLP, or KPMG, as our principal independent auditors. The decision to change auditors was recommended by the Company's management and ratified by the Company's Board of Directors.

KPMG's reports on the Company's financial statements for fiscal years ended December 31, 2000 and 1999 do not contain an adverse opinion or a disclaimer of opinion nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company's fiscal years ended December 31, 1999 and 2000 and through the subsequent interim period to August 30, 2001, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference to the subject matter of the disagreements in connection with its report. During that time, there were no reportable "events" as listed in Item 304(a)(1)(v) of Regulation S-K.

During the Company's fiscal years ended December 31, 1999 and 2000 and through the subsequent interim period to August 30, 2001, the Company did not consult with D&T regarding any of the matters specified in Item 304(a)(2) of Regulation S-K.

We have provided KPMG a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (the "Commission"). KPMG has provided us with a letter, addressed to the Commission, which is filed as Exhibit 16.1 to this Form 8-K.


ITEM  7.        FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL  INFORMATION  AND
EXHIBITS.

(c)      Exhibits:
16.1 Letter from KPMG to the Securities and Exchange Commission, dated September 5, 2001.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


     PLM  INTERNATIONAL,  INC.





     By:     /s/  Stephen  M.  Bess
             ----------------------
               Stephen  M.  Bess
               Chief  Executive  Officer  and
               Current  Chief  Accounting  Officer

Date:  September  5,  2001











          EXHIBIT  INDEX




Exhibit  Designation     Nature  of  Exhibit
--------------------     -------------------

16.1 Letter from KPMG to the Securities and Exchange Commission, dated September 5, 2001